Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 to the AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

PSAV HOLDINGS LLC

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Limited Liability Company Agreement of PSAV Holdings LLC (the “LLC Agreement”), is made as of July 2, 2014, by and among the Company, the Majority Investors, J. Michael McIlwain, Skylar Cunningham and James Markowitz. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the LLC Agreement.

RECITALS

WHEREAS, the parties hereto have agreed to amend the LLC Agreement in accordance with Section 10.01 of the LLC Agreement and subject to the terms and conditions set forth herein and therein.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Amendment to Section 3.06(a)(i) of the LLC Agreement. Section 3.06(a)(i) of the LLC Agreement is amended by deleting the text “Upon any Management Member’s termination of Service by the Company and/or any of its Subsidiaries” and replacing such text with the following text:

“Upon any Management Member’s termination of Service with the Company and/or any of its Subsidiaries”

2. Effectiveness. This Amendment shall be effective and binding on all of the Members.

3. Effect Upon LLC Agreement. Except as specifically set forth herein, the LLC Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

4. Counterparts. This Amendment may be executed in separate counterparts (including by means of telecopied, facsimile or electronic pdf signature pages) each of which shall be an original and all of which taken together shall constitute one and the same agreement.

5. Incorporation by Reference. Sections 13.06 (Severability), 13.11 (Entire Agreement), 13.09 (Successors and Assigns), 13.01 (Governing Law; Venue) and 13.05 (Construction; Headings) are incorporated by reference, with the references to “Agreement” in such sections being deemed to be references to this Amendment.

[Signature Pages Follow]

PSAV HOLDINGS LLC

/s/ J. Michael McIlwain
Name:	J. Michael McIlwain
Title:	Chief Executive Officer

/s/ J. Michael McIlwain
Name:	J. Michael McIlwain

/s/ Skylar Cunningham
Name:	Skylar Cunningham

/s/ James Markowitz
Name:	James Markowitz

[SIGNATURE PAGE TO AMENDMENT NO. 1 OF THE LLC AGREEMENT]